UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

MARPAI, INC.

(Exact name of registrant as specified in its charter)

001-40904

(Commission File Number)

Delaware	86-1916231
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5701 East Hillsborough Avenue, Suite 1417, Tampa, Florida 33610

(Address of principal executive offices, with zip code)

(646) 303-3483

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨ ☐

Item 3.02	Unregistered Sale of Securities.

On July 29, 2021, Marpai, Inc. (“Marpai” or the “Company”) issued to HillCour Investment Fund LLC (“Hilcour”), a promissory note in the principal amount of up to $3,000,000 (the “HillCour Promissory Note”). In connection with the issuance of the HillCour Promissory Note, the Company also issued to HillCour warrants to purchase a number of shares unregistered Class A common stock equal to the quotient of (i) 30% of the outstanding principal amount of the HillCour Promissory Note divided by (ii) the per share offering price of the Class A common stock in the Company’s public offering. Following the Company’s public offering on October 28, 2021, these warrants were exercisable for 225,000 unregistered shares of the Company’s Class A common stock at a price per share of $4 per shares and expire on December 31, 2021.

On December 20, 2021, Marpai issued a press release detailing insider purchases of $1.1 Million of Marpai Class A Common Stock. Included in these purchases, Damien Lamendola (“Mr. Lamendola”), a Board Member and beneficial shareholder of the Company and the sole Manager holding the voting and dispositive power over the securities held by HillCour, exercised the warrant to purchase 225,000 shares of Class A common stock at $4 per share on behalf of HillCour. Mr. Lamendola’s warrant exercise resulted in an additional $900,000 of new capital being injected into the Company. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 3.02 in its entirety.

Item 8.01	Other Events.

In addition, open market purchases were made by management and directors include the acquisition of 25,000 shares by Yaron Eitan, Chairman and co-founder; 17,500 shares by Edmundo Gonzalez, CEO and co-founder; 5,000 shares by Yoram Bibring, CFO; and 5,730 shares by Jane Cavalier, member of the board of directors as detailed in the press release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 20, 2021.

99.2	Warrant to Purchase Stock issued by Marpai, Inc. to HillCour Investment Fund, LLC, dated July 29, 2021 (incorporated by reference to an Exhibit to the Registrant’s Registration Statement on Form S-1, dated October 25, 2021)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date: December 20, 2021	By:	/s/ Edmundo Gonzalez
	Name:	Edmundo Gonzalez
	Title:	Chief Financial Officer